EXHIBIT 24.1


                                POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William T. Monahan, Jill
D. Burchill and Carolyn A. Bates, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Imation Corp., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

            Name                                   Title                           Date
            ----                                   -----                           ----
/s/ William T. Monahan                  Chairman, President, Chief           October 31, 1996
--------------------------------        Executive Officer and Director
William T. Monahan                      (principal executive officer)


/s/ Jill D. Burchill                    Chief Financial Officer              October 31, 1996
--------------------------------       (principal financial officer)
Jill D. Burchill

/s/ James R. Stewart                    Corporate Controller                 October 31, 1996
--------------------------------       (principal accounting officer)
James R. Stewart

/s/ Lawrence E. Eaton                   Director                             October 31, 1996
--------------------------------
Lawrence E. Eaton

/s/ Linda W. Hart                       Director                             October 31, 1996
--------------------------------
Linda W. Hart

/s/ William W. George                   Director                             October 31, 1996
--------------------------------
William W. George

/s/ Ronald T. LeMay                     Director                             October 31, 1996
--------------------------------
Ronald T. LeMay

/s/ Mark A. Pulido                      Director                             October 31, 1996
--------------------------------
Mark A. Pulido

/s/ Daryl J. White                      Director                             October 31, 1996
--------------------------------
Daryl J. White
